[logo] M F S(R)
INVESTMENT MANAGEMENT

                     MFS(R) UTILITIES FUND

                     SEMIANNUAL REPORT o APRIL 30, 2002

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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 34 for details.
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TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 20
Notes to Financial Statements ............................................. 27
Trustees and Officers ..................................................... 35

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

    o   information we receive from you on applications or other forms

    o information about your transactions with us, our affiliates, or others, and

    o   information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
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NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
NOT A DEPOSIT                      NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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

LETTER FROM THE CHAIRMAN

[PHOTO OF JEFFREY L. SHAMES]
   Jeffrey L. Shames

Dear Shareholders,
Despite a fourth-quarter rally in 2001, the market volatility we witnessed over the past two years has continued into 2002. As I write this in mid-May, many U.S. equity indices have retreated since December; bond performance has been decidedly mixed year to date; and many international equity indices have outperformed the U.S. market this year. Federal Reserve Board (Fed) Chairman Alan Greenspan has declared that, in fact, the recession is over, and many financial experts have agreed with him. We think the questions on many investors' minds are:

    o   Is the recession genuinely over?

    o   If it is, should I change my portfolio to prepare for a recovery?

THE WORST SEEMS TO BE OVER
According to many economists, the recession is technically over. We are beginning to see growth again in the U.S. economy and in economies around the globe. But we would qualify that with a caution that the exciting growth rates of the 1990s are not coming back any time soon.

Our view of the situation is that corporate profits still look weak, despite the recession being over. We think the markets may be bumping along the bottom for a bit longer before a recovery gathers steam. Firms in many industries are still dogged by excess capacity built up in the 1990s, and we think that may slow the growth of corporate profits for a while longer. Our analysts and fund managers talk frequently with corporate managements; a common theme they have seen lately is a wait-and-see attitude. Corporations are postponing spending decisions until their own business improves.

SHOULD I CHANGE MY PORTFOLIO?
Should you be adjusting your portfolio to anticipate an eventual recovery? This is a question best discussed with your investment professional. However, we would contend that changing one's portfolio in response to short-term events, known as market timing, is a strategy that few investors have been able to execute successfully over the long term. Our experience has been that a long-term financial plan, developed with the help of an investment professional, may offer a better chance of riding out economic cycles and working toward your long-term investment goals.

Recent events, we think, offer evidence to support that view. For example, two traditional elements of a long-term financial plan are setting reasonable expectations and diversifying among asset classes -- such as growth stocks, value stocks, and bonds.

In the late 1990s, it was tempting to raise our long-term expectations as we experienced several years of over-20% growth in equity markets. News stories often suggested this was the new norm, declaring that a "new economy" had vanquished the "old economy" -- and its historical average annual returns that had been closer to 10% for stocks.

Adjusting one's financial plan to agree with that view, however, could have proven disastrous over the past few years. Yes, the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market, returned an average of 28.6% per year for the years 1995 through 1999. But the same index returned -10.5% annually for the years 2000 through 2001.(1) A look at history might have prepared an investor for more realistic long-term returns. For example, for the 50-year period ended March 31, 2002, which includes the up and down periods just mentioned, the average annual return for the S&P 500 was 11.9%.(2)

In addition to unrealistic expectations, another investment trap of the 1990s was believing that growth stocks would always reign supreme. A financial plan that included a range of asset classes, however -- recognizing that individual asset classes frequently go in and out of favor -- could have helped an investor over the past two difficult years, when both bonds and value stocks significantly outperformed growth stocks.(3)

We should, however, note that if your personal situation or financial goals change, your financial plan may need to change as well. For that reason, we suggest that you and your investment professional revisit your long-term plan regularly to assess your progress and make course corrections as necessary.

DEJA VU
The points we've just made, of course, are familiar to most investors.
As baseball great Yogi Berra said, "This is like deja vu all over again." What's new, however, is the historical context that validates the old familiar strategies.

This spring marks the second anniversary of the start of a severe market downturn that generally is recognized as the worst time for investors since the 1970s. But the downturn also demonstrated, in our opinion, that short-term events are significantly less important for investors than tried-and-true strategies, including sticking to a long-term plan, setting realistic expectations, and diversifying among asset classes.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    May 15, 2002

(1) Source: Lipper Inc.

(2) Source: Weisenberger.

(3) For the two-year period ended March 31, 2002, bonds, as represented by the Lehman Brothers Aggregate Bond Index, delivered an average annual return of 8.88%; value stocks, as represented by the Russell 1000 Value Index, delivered an average annual return of 2.31%; and growth stocks, as represented by the Russell 1000 Growth Index, delivered an average annual return of -25.08%. Source: Lipper Inc.

    The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed- rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA). The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.

MANAGEMENT REVIEW AND OUTLOOK

[PHOTO OF MAURA A. SHAUGHNESSY]
    Maura A. Shaughnessy

For the six months ended April 30, 2002, Class A shares of the fund provided a total return of -9.10%, Class B shares -9.48%, Class C shares -9.47%, and Class I shares -8.98%. These returns, which include the reinvestment of any dividends and capital gains distribution but exclude the effects of any sales charges, compare to a -1.48% return over the same period for the fund's benchmark, the Standard & Poor's (S&P) Utility Index. The S&P Utility Index is capitalization weighted index of all stocks designed to measure the performance of the utility sector of the S&P 500 Stock Index. During the same period, the average utility fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -4.46%.

Q. WHAT FACTORS CAUSED THE FUND TO UNDERPERFORM THE S&P UTILITY INDEX AND LIPPER CATEGORY AVERAGE DURING THE PERIOD?

A. Telecommunications services and utilities remained two of the worst performing sectors in the equity market during the past six months. Utilities stocks fell throughout the period, buffeted by falling energy prices and fallout from the Enron debacle. Telecommunications stocks suffered from the continued unwinding of the late 1990s bubble, which left too many service providers competing for less-than-anticipated demand. In this context, the fund declined due to positions in struggling long distance carriers and wireless service stocks. The fund also suffered from poor performance in the electric utilities industry. Among the hardest hit were positions in global power producers such as Calpine and AES.

Q.  WHERE THERE ANY POSITIVE TRENDS THAT BENEFITED THE FUND?

A. The portfolio benefited from its avoidance of many smaller alternative telecommunications providers that struggled throughout the period. Integrated utilities such as Entergy, Equitable Resources, and FirstEnergy also made positive contributions to performance. When the overall market is weak, as it was during the period, investors tend to buy conventional utilities because of their historically stable earnings and generous dividends.

Q. THE FUND HAS MAINTAINED A SIGNIFICANT ALLOCATION IN BONDS AND CONVERTIBLE SECURITIES. WHAT'S THE RATIONALE BEHIND THIS STRATEGY?

A. Our goal is to provide investors with a combination of competitive returns and yields, but we go about doing that in a way that we believe is unique. We generally keep about 20% of the portfolio's assets in bonds and convertible securities that are issued by utilities companies. This has provided the portfolio with income and an element of stability relative to equities, which we believe allows us to focus the remaining 80% of assets on utilities stocks that we believe have the strongest growth prospects. We search the world for stocks, using a bottom-up approach that is based on MFS Original Research(R). We believe our overseas investments -- which can go as high as 35% of the portfolio's assets -- offer us added opportunity for diversification.

Q.  WHICH INDUSTRIES DO YOU TYPICALLY FAVOR?

A. It really varies, depending on where our research leads us. Typically, natural gas and electric utilities together account for 40 to 60% of the portfolio's assets, with the balance primarily in broadcasting, cable TV, and telecommunications stocks. Electrics and natural gas were our two largest stakes, followed by cable TV. We've boosted our investment in natural gas stocks, whose prices had softened as the weak economy and cooler-than-expected winter reduced energy demands. In our view, this created a natural buying opportunity, especially given our expectation that gas prices will firm as economic activity and demand increase.

Q. TELECOMMUNICATIONS AND CABLE TV COMPANIES HAVE HISTORICALLY BEEN PROMINENT WEIGHTINGS IN THE PORTFOLIO. HOW DID THESE AREAS DO OVER THE PERIOD?

A. Actually, the fund's telecom weighting as of the end of the period was significantly lower than it had been in the past. We believe the industry is still suffering from overcapacity and poor pricing power created by a glut of investment in the late 1990s. That said, we have found a number of attractive companies in the wireless arena as well as in cable television, and we increased our cable holdings over the period, in firms that our research indicated had dominant market shares and were generating significant cash flow. We think these factors may translate into higher profitability going forward.

Q.  WHAT BUSINESS CHARACTERISTICS DRIVE YOUR STOCK SELECTION?

A. We try to buy high-quality companies whose stock prices look reasonable compared to their peers, earnings, and history. Our desire is to own companies that have strong management teams with significant stock ownership. We also look for strong near-term fundamentals -- such as solid or growing demand, cash flows, profits, and earnings. If possible, we like to buy when we feel there's a catalyst on the horizon -- such as a merger. We especially like to focus on industry leaders because they're the ones that can expand and build their businesses even as the economy remains weak. Often we'll hold a stock for several years, if there's no change in the company's fundamentals. But the size of our investment often changes as we take advantage of lower valuations to buy more shares or trim our stake when valuations get high.

Q.  WHAT'S YOUR OUTLOOK FOR THE SECTOR?

A. Like most industries and sectors, some utilities, whether they're in electric power, natural gas, cable television, or telecommunications, could be in rough shape for a while. Others, however, we think are in excellent positions to take market share and to benefit from the difficulties these companies have experienced over the past year. In our view, many of these companies are entering a phase that ultimately may leave a much-changed, but potentially more profitable, environment for the winners.

/s/ Maura A. Shaughnessy

    Maura A. Shaughnessy
    Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period as stated on the cover. These are subject to change at any time based on the market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

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   PORTFOLIO MANAGER'S PROFILE
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   MAURA A. SHAUGHNESSY, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT
   MANAGEMENT(R) (MFS(R)) AND PORTFOLIO MANAGER OF THE MULTI-CAP CORE AND UTILITIES PORTFOLIOS OF OUR MUTUAL FUNDS AND VARIABLE ANNUITIES.

   MAURA JOINED MFS IN 1991 AS A RESEARCH ANALYST AND BECAME VICE PRESIDENT AND PORTFOLIO MANAGER IN 1992 AND SENIOR VICE PRESIDENT IN 1998.

   A GRADUATE OF COLBY COLLEGE AND THE AMOS TUCK SCHOOL OF BUSINESS ADMINISTRATION OF DARTMOUTH COLLEGE, SHE HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION. PRIOR TO JOINING MFS SHE WORKED FOR HARVARD MANAGEMENT CO. AND THE FEDERAL RESERVE BANK.

   ALL EQUITY PORTFOLIO MANAGERS ARE PROMOTED FROM WITHIN MFS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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  FUND FACTS
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  OBJECTIVE:                 SEEKS CAPITAL GROWTH AND CURRENT INCOME (INCOME
                             ABOVE THAT AVAILABLE FROM A PORTFOLIO INVESTED ENTIRELY IN EQUITIES).

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:     FEBRUARY 14, 1992

  CLASS INCEPTION:           CLASS A  FEBRUARY 14, 1992
                             CLASS B  SEPTEMBER 7, 1993
                             CLASS C  JANUARY 3, 1994
                             CLASS I  JANUARY 2, 1997

  SIZE:                      $1.6 BILLION NET ASSETS AS OF APRIL 30, 2002
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH APRIL 30, 2002

CLASS A

                                                  6 Months       1 Year      3 Years      5 Years        10 Years
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                            -9.10%      -31.63%      -10.27%      +44.44%        +199.21%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
  Charge                                              --        -31.63%      - 3.55%      + 7.63%        + 11.58%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales
  Charge                                              --        -34.88%      - 5.10%      + 6.59%        + 11.04%
-----------------------------------------------------------------------------------------------------------------

CLASS B

                                                  6 Months       1 Year      3 Years      5 Years        10 Years
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                            -9.48%      -32.17%      -12.30%      +39.25%        +178.48%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
  Charge                                              --        -32.17%      - 4.28%      + 6.85%        + 10.78%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales
  Charge                                              --        -34.85%      - 5.03%      + 6.58%        + 10.78%
-----------------------------------------------------------------------------------------------------------------

CLASS C

                                                  6 Months       1 Year      3 Years      5 Years        10 Years
-------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                            -9.47%      -32.14%      -12.29%      +39.20%        +179.91%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
  Charge                                              --        -32.14%      - 4.28%      + 6.84%        + 10.84%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales
  Charge                                              --        -32.81%      - 4.28%      + 6.84%        + 10.84%
-----------------------------------------------------------------------------------------------------------------

CLASS I

                                                  6 Months       1 Year      3 Years      5 Years        10 Years
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return (No
  Sales Charge)                                     -8.98%      -31.49%      - 9.68%      +46.34%        +203.38%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return (No Sales Charge)         --        -31.49%      - 3.34%      + 7.91%        + 11.74%
-------------------------------------------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

For periods prior to their inception, Class B, C, and I share performance includes the performance of the fund's original share class (Class A). Class B and C performance has been adjusted to reflect the CDSC applicable to B and C. Class I performance has been adjusted to reflect the fact that I shares have no sales charge. Performance for these classes has not been adjusted to reflect the differences in class-specific operating expenses (e.g., Rule 12b-1 fees). Because these expenses are higher for B and C than those of A, performance shown is higher for B and C than it would have been had these share classes been offered for the entire period. Conversely, because these expenses are lower for I than those A, performance shown is lower for I than it would have been had share classes been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.

The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed-income securities.

By concentrating on one industry or on a group of related industries, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those industries than is a portfolio that invests more broadly.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF APRIL 30, 2002

FIVE LARGEST STOCK INDUSTRIES

                  ELECTRIC POWER                 32.8%
                  NATURAL GAS                    25.5%
                  TELEPHONE SERVICES             11.9%
                  BROADCAST & CABLE TV            9.8%
                  CELLULAR TELEPHONE              8.2%

TOP 10 STOCK HOLDINGS

KINDER MORGAN, INC.  3.3%                       ENTERGY CORP.  2.6%
Energy storage and transportation company       Electric utility and nuclear power producer

KEYSPAN CORP.  3.3%                             DYNEGY, INC.  2.5%
Gas and electric distribution company           Provider of energy products and services

EL PASO CORP.  3.3%                             KINDER MORGAN MANAGEMENT LLC  2.5%
Natural gas pipeline company                    Limited partner in Kinder Morgan Energy Partners

VIACOM, INC.  2.7%                              AT&T WIRELESS SERVICES, INC.  2.0%
Diversified media and entertainment company     Wireless Communications company

EQUITABLE RESOURCES, INC.  2.7%                 FIRSTENERGY CORP.  1.9%
Integrated energy company                       Diversified energy services company

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- April 30, 2002

Stocks - 76.2%
--------------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES                VALUE
--------------------------------------------------------------------------------------------------
U.S. Stocks - 56.9%
  Business Services - 0.2%
    Nextel Partners, Inc.*                                            404,300       $    2,057,887
--------------------------------------------------------------------------------------------------
  Cellular Phones - 0.4%
    Sprint Corp. (PCS Group)*                                         578,100       $    6,480,501
--------------------------------------------------------------------------------------------------
  Electronics - 0.6%
    General Motors Corp., "H"                                         675,200       $   10,114,496
--------------------------------------------------------------------------------------------------
  Energy - 5.9%
    Energy East Corp.                                               1,302,900       $   28,650,771
    Equitable Resources, Inc.                                       1,211,200           43,542,640
    NRG Energy, Inc.*                                               2,002,700           25,073,804
                                                                                    --------------
                                                                                    $   97,267,215
--------------------------------------------------------------------------------------------------
  Entertainment - 4.6%
    AOL Time Warner, Inc.*                                            662,600       $   12,602,652
    Clear Channel Communications, Inc.*                               106,600            5,004,870
    Cox Communications, Inc.*                                          70,500            2,353,995
    Fox Entertainment Group, Inc.*                                    309,000            7,292,400
    Viacom, Inc., "B"*                                                929,200           43,765,320
    Walt Disney Co.                                                   212,200            4,918,796
                                                                                    --------------
                                                                                    $   75,938,033
--------------------------------------------------------------------------------------------------
  Media - Cable - 1.6%
    Charter Communications, Inc.*                                   3,202,200       $   26,226,018
--------------------------------------------------------------------------------------------------
  Oils - 2.3%
    Anadarko Petroleum Corp.                                          289,400       $   15,575,508
    Apache Corp.                                                      375,870           21,924,497
                                                                                    --------------
                                                                                    $   37,500,005
--------------------------------------------------------------------------------------------------
  Telecommunications & Cable - 0.7%
    Comcast Corp., "A"*                                               438,600       $   11,732,550
--------------------------------------------------------------------------------------------------
  Telecommunications - Wireless - 1.9%
    AT&T Wireless Services, Inc.*                                   3,524,553       $   31,544,749
--------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 1.0%
    EchoStar Communications Corp.*                                    603,590       $   16,417,648
--------------------------------------------------------------------------------------------------
  Utilities - Electric - 20.2%
    AES Corp.*##                                                    2,581,100       $   20,700,422
    Atmos Energy Corp.                                                333,399            7,978,238
    Calpine Corp.*                                                    348,620            3,834,820
    Cinergy Corp.                                                     331,100           19,286,575
    Constellation Energy Group, Inc.                                  257,200            8,209,824
    Duke Energy Corp.                                                 526,900           20,196,077
    Edison International*                                             942,600           17,108,190
    Entergy Corp.                                                     890,000           41,296,000
    FirstEnergy Corp.                                                 925,000           30,802,500
    FPL Group, Inc.                                                   125,800           7,987,042
    Keyspan Corp.                                                   1,503,800           53,084,140
    Mirant Corp.*                                                   1,700,300           20,539,624
    PG&E Corp.*                                                       372,700            8,758,450
    Pinnacle West Capital Corp.                                       340,300           14,911,946
    PPL Corp.                                                         754,300           28,746,373
    Public Service Enterprise Group                                   210,100            9,738,135
    TXU Corp.                                                         338,700           18,432,054
    Xcel Energy, Inc.                                                  59,800            1,520,714
                                                                                    --------------
                                                                                    $  333,131,124
--------------------------------------------------------------------------------------------------
  Utilities - Gas - 14.7%
    Dynegy, Inc.                                                    2,230,390       $   40,147,020
    El Paso Corp.                                                   1,321,201           52,848,040
    Energen Corp.                                                     344,100            9,686,415
    Kinder Morgan Management LLC                                    1,134,720           40,112,352
    Kinder Morgan, Inc.                                             1,107,000           53,589,870
    MDU Resources Group, Inc.                                         781,200           22,756,356
    Williams Cos., Inc.                                             1,233,760           23,564,816
                                                                                    --------------
                                                                                    $  242,704,869
--------------------------------------------------------------------------------------------------
  Utilities - Telephone - 2.8%
    BellSouth Corp.                                                   540,400       $   16,401,140
    Verizon Communications, Inc.                                      747,512           29,982,707
    Winstar Communications, Inc.*                                     677,700                2,033
                                                                                    --------------
                                                                                    $   46,385,880
--------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                   $  937,500,975
--------------------------------------------------------------------------------------------------
Foreign Stocks - 19.3%
  Canada - 1.7%
    BCE, Inc. (Telecommunications)                                  1,141,600       $   19,966,584
    Encana Corp. (Utilities - Gas)                                    257,796            8,108,551
                                                                                    --------------
                                                                                    $   28,075,135
--------------------------------------------------------------------------------------------------
  China - 1.2%
    China Mobile Ltd. (Telecommunications)                          5,890,000       $   19,296,247
--------------------------------------------------------------------------------------------------
  France - 1.7%
    Vivendi Environnement (Utilities - Electric)                      856,600       $   28,222,681
--------------------------------------------------------------------------------------------------
  Israel - 1.0%
    Partner Communications Co. Ltd., ADR (Cellular
      Phones)*                                                      3,455,390       $   16,067,564
--------------------------------------------------------------------------------------------------
  Italy - 0.7%
    Snam Rete Gas S.p.A. (Natural Gas - Pipeline)*                  4,283,000       $   12,145,006
--------------------------------------------------------------------------------------------------
  Mexico - 1.1%
    Telefonos de Mexico S.A., ADR (Telecommunications)                501,900       $   18,991,896
--------------------------------------------------------------------------------------------------
  Netherlands - 1.4%
    Completel Europe N.V. (Telecommunications)*                       146,250       $       90,675
    KPN N.V. (Telecommunications)                                   5,195,140           23,523,630
                                                                                    --------------
                                                                                    $   23,614,305
--------------------------------------------------------------------------------------------------
  Portugal - 0.7%
    Portugal Telecom S.A. (Telecommunications)                      1,489,900       $   10,863,787
--------------------------------------------------------------------------------------------------
  South Korea - 2.0%
    Korea Telecom Corp., ADR (Telecommunications)                     826,350       $   18,716,827
    SK Telecom Co., Ltd. (Telecommunications)                          75,100           14,710,008
                                                                                    --------------
                                                                                    $   33,426,835
--------------------------------------------------------------------------------------------------
  Spain - 3.4%
    Iberdrola S.A. (Utilities - Electric)                           1,860,200       $   25,486,688
    Telefonica de Espana S.A., ADR (Telecommunications)               923,605           29,841,674
                                                                                    --------------
                                                                                    $   55,328,362
--------------------------------------------------------------------------------------------------
  United Kingdom - 4.4%
    Lattice Group (Gas)                                             7,073,000       $   19,108,560
    National Grid Group PLC (Telecommunications)*                   3,902,300           27,961,866
    Vodafone Group PLC (Telecommunications)                        15,735,846           25,381,321
                                                                                    --------------
                                                                                    $   72,451,747
--------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                $  318,483,565
--------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,392,057,806)                                      $1,255,984,540
--------------------------------------------------------------------------------------------------

Bonds - 11.9%
--------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
                                                                (000 OMITTED)
--------------------------------------------------------------------------------------------------
U.S. Bonds - 11.4%
  Aerospace - 0.1%
    Northrop Grumman Corp., 7.125s, 2011                          $       519       $      531,498
    Northrop Grumman Corp., 7.75s, 2031                                   969            1,012,091
                                                                                    --------------
                                                                                    $    1,543,589
--------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 0.2%
    Beaver Valley Funding Corp. II, 9s, 2017                      $        83       $       89,557
    GS Escrow Corp., 7s, 2003                                           2,494            2,528,786
    Midamerican Funding LLC, 6.927s, 2029                               1,230            1,159,419
    Midland Cogeneration Venture Corp., 10.33s, 2002                       57               57,177
    Midland Funding Corp., 10.33s, 2002                                   216              217,852
                                                                                    --------------
                                                                                    $    4,052,791
--------------------------------------------------------------------------------------------------
  Building
    American Standard, Inc., 7.375s, 2008                                           $
                                                                  $       730              741,862
--------------------------------------------------------------------------------------------------
  Corporate Asset-Backed - 0.8%
    Falcon Franchise Loan LLC, 3.406s, 2023                       $     5,170       $      754,539
    PSE&G Transition Funding LLC, 5.74s, 2007                           3,700            3,837,103
    PSE&G Transition Funding LLC, 5.98s, 2008                           1,470            1,540,036
    Tiaa Retail Commercial Mortgage Trust, 7.17s, 2032                  2,901            3,052,721
    Vanderbilt Mortgage & Finance, Inc., 5.17s, 2014                    3,431            3,494,704
                                                                                    --------------
                                                                                    $   12,679,103
--------------------------------------------------------------------------------------------------
  Defense Electronics - 0.2%
    Raytheon Co., 7.9s, 2003                                      $     3,610       $    3,704,004
--------------------------------------------------------------------------------------------------
  Energy - 0.1%
    PSE&G Power LLC, 7.75s, 2011                                  $     1,956       $    2,059,809
--------------------------------------------------------------------------------------------------
  Energy - Integrated - 0.2%
    Amerada Hess Corp., 6.65s, 2011                               $     3,381       $    3,409,164
--------------------------------------------------------------------------------------------------
  Entertainment - 0.1%
    Time Warner Entertainment Co. LP, 8.875s, 2012                $     2,050       $    2,236,780
--------------------------------------------------------------------------------------------------
  Financial Institutions - 0.6%
    Countrywide Home Loan, Inc., 6.85s, 2004                      $     3,700       $    3,898,209
    Credit Suisse First Boston USA, 6.5s, 2012                          1,562            1,536,602
    Ford Motor Credit Co., 7.375s, 2009                                 2,763            2,784,690
    Salton Sea Funding Corp., 7.84s, 2010                               1,110            1,066,188
    Salton Sea Funding Corp., 8.3s, 2011                                  789              753,126
                                                                                    --------------
                                                                                    $   10,038,815
--------------------------------------------------------------------------------------------------
  Financial Services - 0.3%
    Pemex Project Funding Master Trust, 9.125s, 2010              $     1,135       $    1,245,118
    Sprint Capital Corp., 6s, 2007                                      2,587            2,389,017
    Sprint Capital Corp., 8.375s, 2012                                  1,799            1,772,698
                                                                                    --------------
                                                                                    $    5,406,833
--------------------------------------------------------------------------------------------------
  Forest & Paper Products - 0.2%
    Weyerhaeuser Co., 7.375s, 2032                                $     2,589       $    2,598,269
--------------------------------------------------------------------------------------------------
  Media - Cable - 0.2%
    Comcast Cable Commerce, Inc., 6.875s, 2009                    $     3,232       $    3,152,978
--------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 0.4%
    HCA Healthcare Co., 7.125s, 2006                              $     1,854       $    1,920,707
    HCA Healthcare Co., 7.875s, 2011                                    2,503            2,663,718
    Tenet Healthcare Corp., 6.875s, 2031                                2,071            1,987,696
                                                                                    --------------
                                                                                    $    6,572,121
--------------------------------------------------------------------------------------------------
  Oil Services - 0.1%
    Valero Energy Corp., 7.5s, 2032                               $     1,467       $    1,484,393
--------------------------------------------------------------------------------------------------
  Oils - 0.2%
    Devon Financing Corp. ULC, 6.875s, 2011                       $     2,923       $    2,960,321
--------------------------------------------------------------------------------------------------
  Pollution Control - 0.2%
    WMX Technologies, Inc., 6.375s, 2003                          $     2,960       $    3,026,067
--------------------------------------------------------------------------------------------------
  Telecommunications - 0.2%
    Telecomunicaciones de Puerto Rico, Inc., 6.65s, 2006          $       296       $      298,491
    Telecomunicaciones de Puerto Rico, Inc., 6.8s, 2009                   687              657,703
    TXU Eastern Funding Co., 6.75s, 2009                                1,488            1,461,399
    WorldCom, Inc., 6.95s, 2028                                           613              251,330
                                                                                    --------------
                                                                                    $    2,668,923
--------------------------------------------------------------------------------------------------
  Telecommunications - Wireless - 0.1%
    AT&T Wireless Services, Inc., 7.35s, 2006                     $       925       $      922,946
--------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 0.2%
    Citizens Communications Co., 8.5s, 2006                       $     2,409       $    2,532,509
    Echostar DBS Corp., 9.125s, 2009                                      507              522,210
                                                                                    --------------
                                                                                    $    3,054,719
--------------------------------------------------------------------------------------------------
  U.S. Government Agencies - 2.9%
    Federal National Mortgage Assn., 5.75s, 2008                  $    24,619       $   25,457,523
    Federal National Mortgage Assn., 6s, 2016                           6,353            6,447,983
    Federal National Mortgage Assn., 6.5s, 2031                        10,107           10,239,656
    Government National Mortgage Assn., 7s, 2027 - 2031                 5,450            5,639,116
                                                                                    --------------
                                                                                    $   47,784,278
--------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 1.2%
    U.S. Treasury Bonds, 0s, 2023                                 $    45,851       $   13,358,230
    U.S. Treasury Bonds, 5.375s, 2031                                   1,112            1,076,205
    U.S. Treasury Notes, 4.625s, 2006                                   2,745            2,781,014
    U.S. Treasury Notes, 4.875s, 2012                                   1,282            1,260,168
    U.S. Treasury Notes, 5s, 2011                                       1,462            1,450,348
                                                                                    --------------
                                                                                    $   19,925,965
--------------------------------------------------------------------------------------------------
  Utilities - Electric - 2.4%
    Allegheny Energy Supply Co. LLC, 7.8s, 2011                   $     3,483       $    3,466,456
    DTE Energy Co., 6.45s, 2006                                         7,419            7,601,433
    FirstEnergy Corp., 5.5s, 2006                                       1,842            1,755,426
    Niagara Mohawk Power Corp., 7.75s, 2006                             2,183            2,367,420
    Niagara Mohawk Power Corp., 8.77s, 2018                             1,458            1,507,134
    Nisource Finance Corp., 7.625s, 2005                               11,315           11,492,759
    Northwestern Corp., 7.875s, 2007                                    1,428            1,440,061
    NSTAR Co., 8s, 2010                                                 2,443            2,633,261
    Progress Energy, Inc., 6.75s, 2006                                  5,192            5,377,821
    Progress Energy, Inc., 7.1s, 2011                                   1,758            1,818,616
                                                                                    --------------
                                                                                    $   39,460,387
--------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.3%
    Kinder Morgan Energy Partners, 6.75s, 2011                    $     4,283       $    4,326,001
--------------------------------------------------------------------------------------------------
  Utilities - Telephone - 0.2%
    Verizon New Jersey, Inc., 5.875s, 2012                        $     3,536       $    3,260,365
--------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                    $  187,070,483
--------------------------------------------------------------------------------------------------
Foreign Bonds - 0.5%
  Canada - 0.1%
    Abitibi Consolidated, Inc. (Forest & Paper Products),
      8.85s, 2030                                                 $     2,029       $    2,037,339
--------------------------------------------------------------------------------------------------
  Germany - 0.2%
    BBVA Bancomer (Banks & Credit Cos.), 10.5s, 2011              $     2,484       $    2,744,820
--------------------------------------------------------------------------------------------------
  Grand Cayman Islands - 0.1%
    DBS Capital Funding Corp. (Banks & Credit Cos.), 7.657s, 2049 $     1,024       $    1,054,791
--------------------------------------------------------------------------------------------------
  Netherlands
    Completel Europe N.V. (Telecommunications), 14s, 2009         $     2,927       $      208,549
--------------------------------------------------------------------------------------------------
  United Kingdom - 0.1%
    British Sky Broadcasting Group (Broadcasting &
      Advertising), 7.3s, 2006                                    $     2,034       $    2,018,045
--------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                 $    8,063,544
--------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $194,610,192)                                         $  195,134,027
--------------------------------------------------------------------------------------------------
Convertible Preferred Stocks - 7.2%
--------------------------------------------------------------------------------------------------
                                                                       SHARES
--------------------------------------------------------------------------------------------------
U.S. Stocks - 7.2%
  Energy - 1.4%
    NRG Energy, Inc., 6.5%                                            174,234       $    2,576,921
    PPL Capital Funding Trust I, 7.75%                                933,100           19,772,389
                                                                                    --------------
                                                                                    $   22,349,310
--------------------------------------------------------------------------------------------------
  Entertainment - 0.5%
    Cox Communications, Inc., 7.75%                                   211,500       $    7,719,750
--------------------------------------------------------------------------------------------------
  Insurance - 0.2%
    Travelers Property Casualty Corp., 4.5%                           163,710       $    4,118,943
--------------------------------------------------------------------------------------------------
  Media - Cable - 0.5%
    Equity Securities Trust I, 6.5%                                   307,300       $    8,020,530
--------------------------------------------------------------------------------------------------
  Natural Gas - Pipeline - 1.0%
    Williams Cos., Inc., 9.0%                                         729,840       $   16,983,377
--------------------------------------------------------------------------------------------------
  Utilities - Electric - 2.8%
    AES Trust III, 6.75%                                              385,300       $    8,260,832
    AES Trust VII, 6.00%                                              200,800            4,367,400
    Cinergy Corp., 9.5%                                               303,300           10,776,249
    Sempra Energy, 8.5%                                               590,900           15,097,495
    TXU Corp., 8.75%                                                  146,030            8,279,901
                                                                                    --------------
                                                                                    $   46,781,877
--------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.8%
    El Paso Corp., 6.625%                                             478,600       $   13,041,850
--------------------------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Identified Cost, $140,349,913)                  $  119,015,637
--------------------------------------------------------------------------------------------------
Convertible Bonds - 2.5%
--------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
                                                                (000 OMITTED)
--------------------------------------------------------------------------------------------------
U.S. Bonds - 2.5%
  Financial Institutions - 0.6% ADT Operations, Inc., 0s, 2010    $    10,405       $   10,378,988
--------------------------------------------------------------------------------------------------
  Media - Cable - 0.7%
    Charter Communications, Inc., 4.75s, 2006                     $    15,690       $   11,347,008
--------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 1.2%
    Echostar Communications Corp., 4.875s, 2007                   $    22,130       $   19,427,927
--------------------------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $61,704,006)                              $   41,153,923
--------------------------------------------------------------------------------------------------
Warrants
--------------------------------------------------------------------------------------------------
                                                                       SHARES
--------------------------------------------------------------------------------------------------
France
    Vivendi Environnement (Utilities - Electric)
      (Identified Cost, $0)                                           657,500       $      242,671
--------------------------------------------------------------------------------------------------

Short-Term Obligations - 1.8%
--------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
ISSUER                                                          (000 OMITTED)                VALUE
--------------------------------------------------------------------------------------------------
    Citigroup, Inc., due 5/07/02 - 5/09/02                        $     5,500       $    5,498,271
    Edison Asset Securitization LLC, due 5/01/02                        8,570            8,570,000
    General Electric Co., due 5/01/02                                   6,404            6,404,000
    New Center Asset Trust, due 5/01/02                                 4,251            4,251,000
    Old Line Funding Corp., due 5/01/02                                 5,400            5,400,000
--------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                     $   30,123,271
--------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,818,845,188)                                 $1,641,654,069
Other Assets, Less Liabilities - 0.4%                                                    7,068,139
--------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                 $1,648,722,208
--------------------------------------------------------------------------------------------------

 *Non-income producing security.
##SEC Rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
---------------------------------------------------------------------------
APRIL 30, 2002
---------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,818,845,188)    $1,641,654,069
  Investments of cash collateral for securities loaned,
    at identified cost and value                                109,381,103
  Cash                                                              258,126
  Receivable for investments sold                                13,986,892
  Receivable for fund shares sold                                 1,104,607
  Interest and dividends receivable                               6,878,917
  Other assets                                                        5,799
                                                             --------------
      Total assets                                           $1,773,269,513
                                                             --------------
Liabilities:
  Distributions payable                                      $    1,463,027
  Payable for investments purchased                               6,942,690
  Payable for fund shares reacquired                              6,137,940
  Collateral for securities loaned, at value                    109,381,103
  Payable to affiliates -
    Management fee                                                   95,417
    Shareholder servicing agent fee                                   4,478
    Distribution and service fee                                     32,291
    Administrative fee                                                  783
  Accrued expenses and other liabilities                            489,576
                                                             --------------
      Total liabilities                                      $  124,547,305
                                                             --------------
Net assets                                                   $1,648,722,208
                                                             ==============
Net assets consist of:
  Paid-in capital                                            $2,539,494,479
  Unrealized depreciation on investments and translation
    of assets and liabilities in foreign currencies            (177,188,270)
  Accumulated net realized loss on investments and
    foreign currency transactions                              (713,402,206)
  Accumulated distributions in excess of net investment
    income                                                         (181,795)
                                                             --------------
      Total                                                  $1,648,722,208
                                                             ==============
Shares of beneficial interest outstanding                      211,648,667
                                                               ===========
Class A shares:
  Net asset value per share
    (net assets of $605,949,221 / 77,625,547 shares of
    beneficial interest outstanding)                             $7.81
                                                                 =====
  Offering price per share (100 / 95.25 of net asset
    value per share)                                             $8.20
                                                                 =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $789,883,682 / 101,545,765 shares of
      beneficial interest outstanding)                           $7.78
                                                                 =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $251,033,719 / 32,239,988 shares of
      beneficial interest outstanding)                           $7.79
                                                                 =====
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net  assets of $1,855,586 / 237,367 shares of
      beneficial interest outstanding)                           $7.82
                                                                 =====

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
-----------------------------------------------------------------------------
SIX MONTHS ENDED APRIL 30, 2002
-----------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                   $  16,461,354
    Interest                                                       10,098,766
    Foreign taxes withheld                                           (222,635)
                                                                -------------
      Total investment income                                   $  26,337,485
                                                                -------------
  Expenses -
    Management fee                                              $   5,408,395
    Trustees' compensation                                             21,858
    Shareholder servicing agent fee                                   924,114
    Distribution and service fee (Class A)                            837,681
    Distribution and service fee (Class B)                          4,429,971
    Distribution and service fee (Class C)                          1,448,899
    Administrative fee                                                102,986
    Custodian fee                                                     367,365
    Printing                                                          131,949
    Postage                                                           123,727
    Auditing fees                                                      15,785
    Legal fees                                                         18,109
    Miscellaneous                                                   1,284,233
                                                                -------------
      Total expenses                                            $  15,115,072
    Fees paid indirectly                                             (113,157)
    Reduction of expenses by investment adviser                      (255,035)
                                                                -------------
      Net expenses                                              $  14,746,880
                                                                -------------
        Net investment income                                   $  11,590,605
                                                                -------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                     $(340,642,123)
    Foreign currency transactions                                      66,563
                                                                -------------
      Net realized loss on investments and foreign currency
        transactions                                            $(340,575,560)
                                                                -------------
Change in unrealized appreciation -
    Investments                                                 $ 146,989,809
    Translation of assets and liabilities in foreign
      currencies                                                        3,292
                                                                -------------
      Net unrealized gain on investments and foreign
        currency translation                                    $ 146,993,101
                                                                -------------
        Net realized and unrealized loss on investments and
          foreign currency                                      $(193,582,459)
                                                                -------------
          Decrease in net assets from operations                $(181,991,854)
                                                                =============
See notes to financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------
                                                      SIX MONTHS ENDED                  YEAR ENDED
                                                        APRIL 30, 2002            OCTOBER 31, 2001
                                                           (UNAUDITED)
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                 $   11,590,605              $   37,298,139
  Net realized loss on investments and foreign
    currency transactions                                 (340,575,560)               (366,143,448)
  Net unrealized gain (loss) on investments and
    foreign currency translation                           146,993,101                (490,774,588)
                                                        --------------              --------------
    Decrease in net assets from operations              $ (181,991,854)             $ (819,619,897)
                                                        --------------              --------------
Distributions declared to shareholders -
  From net investment income (Class A)                  $   (6,884,566)             $  (21,238,313)
  From net investment income (Class B)                      (5,821,054)                (20,356,474)
  From net investment income (Class C)                      (1,911,282)                 (6,907,391)
  From net investment income (Class I)                         (26,724)                    (99,234)
  From net realized gain on investments and foreign
    currency transactions (Class A)                            --                      (81,036,183)
  From net realized gain on investments and foreign
    currency transactions (Class B)                            --                     (115,132,891)
  From net realized gain on investments and foreign
    currency transactions (Class C)                            --                      (38,993,900)
  From net realized gain on investments and foreign
    currency transactions (Class I)                            --                         (372,333)
  In excess of net realized gain on investments and
    foreign currency transactions (Class A)                    --                       (1,938,181)
  In excess of net realized gain on investments and
    foreign currency transactions (Class B)                    --                       (2,753,688)
  In excess of net realized gain on investments and
    foreign currency transactions (Class C)                    --                         (932,636)
  In excess of net realized gain on investments and
    foreign currency transactions (Class I)                    --                           (8,905)
                                                        --------------              --------------
      Total distributions declared to shareholders      $  (14,643,626)             $ (289,770,129)
                                                        --------------              --------------
Net increase (decrease) in net assets from fund share
  transactions                                          $ (203,548,965)             $  540,915,169
                                                        --------------              --------------
      Total decrease in net assets                      $ (400,184,445)             $ (568,474,857)
Net assets:
  At beginning of period                                 2,048,906,653               2,617,381,510
                                                        --------------              --------------

At end of period (including accumulated distributions
  in excess of net investment income and accumulated
  undistributed net investment income of $(181,795)
  and $2,871,226, respectively)                         $1,648,722,208              $2,048,906,653
                                                        ==============              ==============
See notes to financial statements.

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                             SIX MONTHS ENDED       --------------------------------------------------------------------------
                               APRIL 30, 2002              2001             2000             1999           1998          1997
                                  (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                      CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period  $ 8.68            $13.66           $12.23           $10.76         $10.39        $ 9.12
                                       ------            ------           ------           ------         ------        ------
Income from investment operations#(S)(S) -
  Net investment income(S)             $ 0.07            $ 0.21           $ 0.55           $ 0.21         $ 0.27        $ 0.32
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency                (0.86)            (3.70)            2.40             2.13           1.78          2.08
                                       ------            ------           ------           ------         ------        ------
      Total from investment
        operations                     $(0.79)           $(3.49)          $ 2.95           $ 2.34         $ 2.05        $ 2.40
                                       ------            ------           ------           ------         ------        ------
Less distributions declared to
shareholders -
  From net investment income           $(0.08)           $(0.27)          $(0.42)          $(0.25)        $(0.27)       $(0.34)
  From net realized gain on
    investments and foreign
    currency transactions                --               (1.19)           (1.10)           (0.61)         (1.39)        (0.79)
  In excess of net investment
    income                               --                --               --              (0.01)         (0.02)         --
  In excess of net realized gain
    on investments and foreign
    currency transactions                --               (0.03)            --               --             --            --
                                       ------            ------           ------           ------         ------        ------
      Total distributions
        declared to shareholders       $(0.08)           $(1.49)          $(1.52)          $(0.87)        $(1.68)       $(1.13)
                                       ------            ------           ------           ------         ------        ------
Net asset value - end of period        $ 7.81            $ 8.68           $13.66           $12.23         $10.76        $10.39
                                       ======            ======           ======           ======         ======        ======
Total return(+)                         (9.10)%++        (27.72)%          25.88%           23.05%         22.13%        28.62%
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                             1.13%+            1.03%            0.98%            1.05%          1.05%         1.10%
  Net investment income(S)(S)            1.73%+            1.95%            4.11%            1.88%          2.60%         3.27%
Portfolio turnover                         48%              110%             113%             137%           124%          153%
Net assets at end of period
  (000 Omitted)                      $605,949          $733,848         $899,682         $447,121       $324,098       $90,083

  (S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
       Net investment income           $ 0.07            $ 0.21           $ 0.53           $ 0.20         $ 0.26        $ 0.30
       Ratios (to average net assets):
         Expenses##                      1.16%+            1.06%            1.16%            1.10%          1.15%         1.29%
         Net investment income           1.70%+            1.92%            3.93%            1.83%          2.50%         3.08%

(S)(S) As required, effective November 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended April 30, 2002 was to decrease net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.03%. Per share, ratios, and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                             SIX MONTHS ENDED       --------------------------------------------------------------------------
                               APRIL 30, 2002              2001             2000             1999           1998          1997
                                  (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                    CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of
  period                             $ 8.65            $13.62             $12.19           $10.73         $10.36        $ 9.10
                                     ------            ------             ------           ------         ------        ------
Income from investment operations#(S)(S) -
  Net investment income(S)           $ 0.04            $ 0.13             $ 0.45           $ 0.12         $ 0.19        $ 0.24
  Net realized and
    unrealized gain (loss)
    on investments and
    foreign currency                  (0.86)            (3.69)              2.40             2.12           1.79          2.08
                                     ------            ------             ------           ------         ------        ------
      Total from investment
        operations                   $(0.82)           $(3.56)            $ 2.85           $ 2.24         $ 1.98        $ 2.32
                                     ------            ------             ------           ------         ------        ------
Less distributions declared
to shareholders -
  From net investment income         $(0.05)           $(0.19)            $(0.32)          $(0.16)        $(0.20)       $(0.27)
  From net realized gain on
    investments and foreign
    currency transactions              --               (1.19)             (1.10)           (0.61)         (1.39)        (0.79)
  In excess of net
    investment income                  --                --                 --              (0.01)         (0.02)         --
  In excess of net realized
    gain on investments and
    foreign currency
    transactions                       --               (0.03)              --               --             --            --
                                     ------            ------             ------           ------         ------        ------
      Total distributions
        declared to
        shareholders                 $(0.05)           $(1.41)            $(1.42)          $(0.78)        $(1.61)       $(1.06)
                                     ------            ------             ------           ------         ------        ------
Net asset value - end of
  period                             $ 7.78            $ 8.65             $13.62           $12.19         $10.73        $10.36
                                     ======            ======             ======           ======         ======        ======
Total return                          (9.48)%++        (28.28)%            25.04%           22.11%         21.27%        27.59%
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                           1.88%+            1.78%              1.73%            1.80%          1.80%         1.87%
  Net investment
income(S)(S)                           0.98%+            1.20%              3.40%            1.08%          1.85%         2.49%
Portfolio turnover                       48%              110%               113%             137%           124%          153%
Net assets at end of period
  (000 Omitted)                    $789,884          $984,740         $1,279,547         $691,115       $361,439       $91,973

  (S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
       Net investment income         $ 0.04            $ 0.13             $ 0.43           $ 0.11         $ 0.18        $ 0.22
       Ratios (to average net assets):
         Expenses##                    1.91%+            1.81%              1.91%            1.85%          1.90%         2.06%
         Net investment income         0.95%+            1.17%              3.22%            1.03%          1.75%         2.30%

(S)(S) As required, effective November 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended April 30, 2002 was to decrease net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.03%. Per share, ratios, and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                             SIX MONTHS ENDED       --------------------------------------------------------------------------
                               APRIL 30, 2002              2001             2000             1999           1998          1997
                                  (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
                                       CLASS C
------------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of
  period                                $ 8.66            $13.63           $12.21           $10.75        $10.37        $ 9.10
                                        ------            ------           ------           ------        ------        ------
Income from investment operations#(S)(S) -
  Net investment income(S)              $ 0.04            $ 0.13           $ 0.44           $ 0.12        $ 0.19        $ 0.24
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency                 (0.86)            (3.69)            2.40             2.12          1.80          2.09
                                        ------            ------           ------           ------        ------        ------
      Total from investment
        operations                      $(0.82)           $(3.56)          $ 2.84           $ 2.24        $ 1.99        $ 2.33
                                        ------            ------           ------           ------        ------        ------
Less distributions declared to
shareholders -
  From net investment income            $(0.05)           $(0.19)          $(0.32)          $(0.16)       $(0.20)       $(0.27)
  From net realized gain on
    investments and foreign
    currency transactions                 --               (1.19)           (1.10)           (0.61)        (1.39)        (0.79)
  In excess of net investment
    income                                --                --               --              (0.01)        (0.02)         --
  In excess of net realized gain
    on investments and foreign
    currency transactions                 --               (0.03)            --               --            --            --
                                        ------            ------           ------           ------        ------        ------
      Total distributions
        declared to shareholders        $(0.05)           $(1.41)          $(1.42)          $(0.78)       $(1.61)       $(1.06)
                                        ------            ------           ------           ------        ------        ------
Net asset value - end of period         $ 7.79            $ 8.66           $13.63           $12.21        $10.75        $10.37
                                        ======            ======           ======           ======        ======        ======
Total return                             (9.47)%++        (28.26)%          24.91%           22.18%        21.25%        27.71%
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                              1.88%+            1.78%            1.73%            1.81%         1.80%         1.85%
  Net investment income(S)(S)             0.98%+            1.20%            3.35%            1.08%         1.85%         2.47%
Portfolio turnover                          48%              110%             113%             137%          124%          153%
Net assets at end of period (000
  Omitted)                            $251,034          $327,715         $433,998         $211,924       $95,856       $22,788

  (S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
       Net investment income            $ 0.04            $ 0.13           $ 0.42           $ 0.11        $ 0.18        $ 0.22
       Ratios (to average net assets):
         Expenses##                       1.91%+            1.81%            1.91%            1.86%         1.90%         2.04%
         Net investment income            0.95%+            1.17%            3.17%            1.03%         1.75%         2.28%

(S)(S) As required, effective November 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended April 30, 2002 was to decrease net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.03%. Per share, ratios, and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                             SIX MONTHS ENDED       --------------------------------------------------------------------------
                               APRIL 30, 2002              2001             2000             1999           1998          1997
                                  (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
                                 CLASS I
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning
  of period                       $ 8.69             $13.68          $12.25          $10.78        $10.39           $ 8.90
                                  ------             ------          ------          ------        ------           ------
Income from investment operations#(S)(S) -
  Net investment income(S)        $ 0.08             $ 0.24          $ 0.57          $ 0.24        $ 0.30           $ 0.29
  Net realized and unrealized
    gain (loss) on
    investments and foreign
    currency                       (0.86)             (3.71)           2.41            2.13          1.80             1.48
                                  ------             ------          ------          ------        ------           ------
      Total from investment
        operations                $(0.78)            $(3.47)         $ 2.98          $ 2.37        $ 2.10           $ 1.77
                                  ------             ------          ------          ------        ------           ------
Less distributions declared
  to shareholders -
  From net investment income      $(0.09)            $(0.30)         $(0.45)         $(0.28)       $(0.29)          $(0.28)
  From net realized gain on
    investments and foreign
    currency transactions           --                (1.19)          (1.10)          (0.61)        (1.39)            --
  In excess of net investment
    income                          --                 --              --             (0.01)        (0.03)            --
  In excess of net realized
    gain on investments and
    foreign currency
    transactions                    --                (0.03)           --              --            --               --
                                  ------             ------          ------          ------        ------           ------
      Total distributions
        declared to
        shareholders              $(0.09)            $(1.52)         $(1.55)         $(0.90)       $(1.71)          $(0.28)
                                  ------             ------          ------          ------        ------           ------
Net asset value - end of
  period                          $ 7.82             $ 8.69          $13.68          $12.25        $10.78           $10.39
                                  ======             ======          ======          ======        ======           ======
Total return                       (8.98)%++         (27.58)%         26.14%          23.44%        22.52%           20.15%++
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                        0.88%+             0.78%           0.73%           0.80%         0.80%            0.86%+
  Net investment income(S)(S)       1.98%+             2.19%           4.38%           2.14%         2.84%            3.39%+
Portfolio turnover                    48%               110%            113%            137%          124%             153%
Net assets at end of period
  (000 Omitted)                   $1,855             $2,604          $4,155          $1,437        $1,145             $725

  (S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:
       Net investment income      $ 0.08             $ 0.24          $ 0.55          $ 0.23        $ 0.29           $ 0.27
       Ratios (to average net assets):
         Expenses##                 0.91%+             0.81%           0.91%           0.85%         0.90%            1.05%+
         Net investment income      1.95%+             2.17%           4.20%           2.09%         2.74%            3.20%+

(S)(S) As required, effective November 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended April 30, 2002 was to decrease net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.03%. Per share, ratios, and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
     * For the period from the inception of Class I shares, January 2, 1997, through October 31, 1997.
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Utilities Fund (the fund) is a non-diversified series of MFS Series Trust VI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's, investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At April 30, 2002, the value of securities loaned was $102,389,096. These loans were collateralized by cash of $109,381,103 which was invested in the following short-term obligations:

                                                              IDENTIFIED COST
                                                   SHARES           AND VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio  109,381,103        $109,381,103

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $50,960 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $62,197 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for capital losses, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended October 31, 2001 and October 31, 2000 was as follows:

                                             OCTOBER 31, 2001  OCTOBER 31, 2000
-------------------------------------------------------------------------------
Distributions declared from:
  Ordinary income                                $214,388,480      $150,307,134
  Long-term capital gain                           75,381,649        30,611,097
                                                 ------------      ------------
  Total distributions declared                   $289,770,129      $180,918,231
                                                 ============      ============

As of October 31, 2001 the components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income                                   $   3,491,786
Undistributed long-term capital gain                                  --
Capital loss carryforward                                        (338,806,630)
Unrealized loss                                                  (358,201,387)
Other temporary differences                                          (620,560)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on October 31, 2009, ($338,806,631).

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. Effective January 1, 2002, the management fee is computed daily and paid monthly at an annual rate of 0.60% of the fund's average daily net assets. Prior to January 1, 2002, the management fee was computed daily and paid monthly at an annual rate of 0.375% of the fund's average daily net assets and 6.25% of investment income. The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations. Management fees incurred for the six months ended April 30, 2002 were 0.55% of average daily net assets on an annualized basis.

The fund pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). On January 1, 2002, the Trustees terminated the Independent Trustee unfunded defined benefit plan for active Trustees and converted it to an unfunded retirement benefit deferral plan for active Trustees. Under the new plan, the unfunded pension liability was converted into an equivalent value of notional shares of the fund that will fluctuate with the performance of the fund.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $94,626 for the six months ended April 30, 2002, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $33,086 for the six months ended April 30, 2002. Payment of the 0.10% per annum Class A distribution fee will commence on such a date as the Trustees of the Trust may determine. Fees incurred under the distribution plan during the six months ended April 30, 2002, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $37,847 and $41,164 for Class B and Class C shares, respectively, for the six months ended April 30, 2002. Fees incurred under the distribution plan during the six months ended April 30, 2002, were 1.00% and 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended April 30, 2002, were $7,262, $1,089,347, and $46,757 for Class A, Class B, and Class
C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:
                                                     PURCHASES           SALES
--------------------------------------------------------------------------------
U.S. government securities                        $ 94,767,337    $189,405,601
Investments (non-U.S. government securities)      $753,662,920    $755,437,161

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $1,851,190,851
                                                               --------------
Gross unrealized depreciation                                  $ (312,096,452)
Gross unrealized appreciation                                     102,559,670
                                                               --------------
    Net unrealized depreciation                                $ (209,536,782)
                                                               ==============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares

                                    SIX MONTHS ENDED APRIL 30, 2002                   YEAR ENDED OCTOBER 31, 2001
                                         SHARES              AMOUNT                     SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------------
Shares sold                          10,058,335       $  83,390,187                 36,736,365      $ 409,685,066
Shares issued to shareholders
  in reinvestment of
  distributions                         605,637           5,019,866                  7,736,092         85,821,256
Shares reacquired                   (17,613,313)       (144,928,530)               (25,768,269)      (273,663,532)
                                    -----------       -------------                -----------      -------------
  Net increase (decrease)            (6,949,341)      $ (56,518,477)                18,704,188      $ 221,842,790
                                    ===========       =============                ===========      =============

Class B shares

                                    SIX MONTHS ENDED APRIL 30, 2002                  YEAR ENDED OCTOBER 31, 2001
                                         SHARES              AMOUNT                    SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------------
Shares sold                           5,205,859       $  43,162,980                 33,771,951      $ 380,609,386
Shares issued to shareholders
  in reinvestment of
  distributions                         515,769           4,287,377                 10,037,548        111,392,727
Shares reacquired                   (18,064,033)       (148,205,158)               (23,887,129)      (249,138,049)
                                    -----------       -------------                -----------      -------------
  Net increase (decrease)           (12,342,405)    $  (100,754,801)                19,922,370      $  242,864,064
                                    ===========       =============                ===========      =============

Class C shares

                                    SIX MONTHS ENDED APRIL 30, 2002                  YEAR ENDED OCTOBER 31, 2001
                                         SHARES              AMOUNT                    SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------------
Shares sold                           2,575,620       $  21,322,712                 13,409,263      $ 151,944,810
Shares issued to shareholders
  in reinvestment of
  distributions                         150,491           1,249,798                  3,062,206         34,018,071
Shares reacquired                    (8,349,781)        (68,339,562)               (10,453,716)      (109,811,393)
                                    -----------       -------------                -----------      -------------
  Net increase (decrease)            (5,623,670)     $  (45,767,052)                 6,017,753      $  76,151,488
                                    ===========       =============                ===========      =============

Class I shares

                                    SIX MONTHS ENDED APRIL 30, 2002                  YEAR ENDED OCTOBER 31, 2001
                                         SHARES              AMOUNT                    SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------------

Shares sold                              17,112          $  143,704                    159,799      $   1,810,360
Shares issued to shareholders
  in reinvestment of
  distributions                           2,393              19,844                     26,366            292,490
Shares reacquired                       (81,792)           (672,183)                  (190,216)        (2,046,023)
                                    -----------       -------------                -----------      -------------
  Net increase (decrease)               (62,287)        $  (508,635)                    (4,051)     $      56,827
                                    ===========       =============                ===========      =============

(6) Line of Credit
The fund and other affiliated funds participate in a $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the six months ended April 30, 2002, was $8,846. The fund had no borrowings during the period.

(7) Change in Accounting Principle
As required, effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to November 1, 2001, the fund did not amortize premium on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $479,700 reduction in cost of securities and a corresponding $479,700 decrease in net unrealized depreciation, based on securities held by the fund on October 31, 2001.

The effect of this change for the six months ended April 30, 2002 was to decrease net investment income by $307,058, decrease net unrealized depreciation by $301,843, and decrease net realized losses by $5,215. The Statement of Changes in Net Assets and Financial Highlights for prior periods has not been restated to reflect this change in presentation.

MFS(R) UTILITIES FUND

The following tables present certain information regarding the Trustees and officers of Series Trust VI, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

             NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman and President                                   Private investor; Rockefeller Financial Services,
Massachusetts Financial Services Company, Chairman       Inc. (investment advisers), Chairman and Chief
and Chief Executive Officer                              Executive Officer

JOHN W. BALLEN* (born 09/12/59) Trustee                  LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company,                Hemenway & Barnes (attorneys), Partner
President and Director
                                                         WILLIAM J. POORVU born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                  Harvard University Graduate School of Business
Massachusetts Financial Services Company, Chief          Administration, Adjunct Professor; CBL &
Investment Officer, Executive Vice President and         Associates Properties, Inc. (real estate
Director                                                 investment trust), Director; The Baupost Fund (a
                                                         mutual fund), Vice Chairman and Trustee
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac           J. DALE SHERRATT (born 09/23/38) Trustee
Surgery; Harvard Medical School, Professor of            Insight Resources, Inc. (acquisition planning
Surgery                                                  specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)       General Partner (since 1993); Paragon Trade
Trustee                                                  Brands, Inc. (disposable consumer products),
Edmund Gibbons Limited (diversified holding              Director; Cambridge Nutraceuticals (professional
company), Chief Executive Officer; Colonial              nutritional products), Chief Executive Officer
Insurance Company Ltd., Director and Chairman;           (until May 2001)
Bank of Butterfield, Chairman (until 1997)
                                                         ELAINE R. SMITH (born 04/25/46) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee                 Independent health care industry consultant
Private investor and real estate consultant;
Capitol Entertainment Management Company (video          WARD SMITH (born 09/13/30) Trustee
franchise), Vice Chairman                                Private investor; Sundstrand Corporation
                                                         (manufacturer of highly engineered products for
J. ATWOOD IVES (born 05/01/36) Trustee                   industrial and aerospace applications), Director
Private investor; KeySpan Corporation (energy            (until June 1999)
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               ROBERT R. FLAHERTY (born 09/18/63) Assistant
Chairman and President                                   Treasurer
Massachusetts Financial Services Company, Chairman       Massachusetts Financial Services Company, Vice
and Chief Executive Officer                              President (since August 2000); UAM Fund Services,
                                                         Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant
Secretary and Assistant Clerk                            ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Massachusetts Financial Services Company, Senior         Massachusetts Financial Services Company, Vice
Vice President and Associate General Counsel             President (since September 1996)

MARK E. BRADLEY (born 11/23/59) Assistant                JAMES O. YOST (born 06/12/60) Assistant Treasurer
Treasurer                                                Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Vice           Vice President
President (since March 1997)

STEPHEN E. CAVAN (born 11/06/53) Secretary and
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Gutow, Ives, Perera and Poorvu, and Ms. Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr.
Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing- impaired
PORTFOLIO MANAGER                                        individuals, call toll free: 1-800-637-6576 any
Maura A. Shaughnessy+                                    business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIAN                                                with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
                                                         For share prices, account balances, exchanges or
INVESTOR INFORMATION                                     stock and bond outlooks, call toll free:
For information on MFS mutual funds, call your           1-800-MFS-TALK (1-800-637-8255) anytime from a
investment professional or, for an information           touch-tone telephone.
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a       WORLD WIDE WEB
message anytime).                                        www.mfs.com

+  MFS Investment Management

MFS(R) UTILITIES FUND                                        -------------
                                                               PRSRT STD
                                                             U.S. POSTAGE
[logo] M F S(R)                                                  PAID
INVESTMENT MANAGEMENT                                             MFS
                                                             -------------
500 Boylston Street
Boston, MA 02116-3741

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors Inc., 500 Boylston Street, Boston, MA 02116.

                                                  MUF-3 6/02 211M 35/235/335/835